SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of October 26, 2007, among Fushi International, Inc., a Nevada corporation (the “Company”), and the investors listed on the Schedule of Buyers attached hereto as Annex A and identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Regulation D promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE 1.
DEFINITIONS

1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Applicable Law” has the meaning set forth in Section 3.1(h).

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” has the meaning set forth in Section 4.1(c).

“Charter Documents” has the meaning set forth in Section 3.1(h).

“Closing” means the closing of the purchase and sale of the Shares pursuant to Article II.

“Closing Date” means the Business Day on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

"Closing Escrow Agreement" means the Closing Escrow Agreement, dated as of the date hereof, between the Company, Roth Capital Partners, LLC and the escrow agent (the “Escrow Agent”) identified therein, in the form of Exhibit B hereto.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.006 per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Dalian Fushi” means Dalian Fushi Bimetallic Manufacturing Co., Ltd., a limited liability company organized under the laws of the PRC.

“Disclosure Materials” means the SEC Reports, together with the Disclosure Schedules attached as Exhibit C to this Agreement.

“Disclosure Schedules” means the disclosure schedules attached hereto as Exhibit C.

“Effective Date” means the date that the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Environmental Laws” has the meaning set forth in Section 3.1(x).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FHI” means Fushi Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company.

“Financial Statements” has the meaning set forth in Section 3.1(r)(i).

“FCPA” has the meaning set forth in Section 3.1(z).

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Authority” has the meaning set forth in Section 3.1(h).

“Group Companies” means, collectively, the Company and its Subsidiaries (including FHI, the WFOE and Dalian Fushi).

“Intellectual Property” has the meaning set forth in Section 3.1(p).

“Investment Amount” means, with respect to each Investor, the Investment Amount indicated on such Investor’s signature page to this Agreement.

“Investor Deliverables” has the meaning set forth in Section 2.2(b).

“Investor Party” has the meaning set forth in Section 4.7.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

“Material Adverse Change” has the meaning set forth in Section 3.1(r)(ii).

“Material Adverse Effect” has the meaning set forth in Section 3.1(c).

“Money Laundering Laws” has the meaning set forth in Section 3.1(ee).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“OFAC” has the meaning set forth in Section 3.1(dd).

“Outside Date” means the thirtieth calendar day following the date of this Agreement.

“PFIC” has the meaning set forth in Section 3.1(cc).

“Permits” has the meaning set forth in Section 3.1(l).

“Per Share Purchase Price” equals $14.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PRC” means the People’s Republic of China, not including Taiwan, Hong Kong and Macau.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of Exhibit A hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Share Delivery Date” has the meaning set forth in Section 4.1(c).

“Shares” means the shares of Common Stock issued or issuable to the Investors pursuant to this Agreement.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

“Subsidiary” means any “significant subsidiary” as defined in Rule 1.02 of Regulation S-X promulgated by the Commission under the Exchange Act.

“Tax” has the meaning set forth in Section 3.1(o).

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Closing Escrow Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“WFOE” means Fushi International (Dalian) Bimetallic Cable Co., Ltd., a wholly-owned subsidiary of FHI, incorporated under the laws of the PRC.

ARTICLE 2.
PURCHASE AND SALE

2.1. Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the Shares representing such Investor’s Investment Amount. The Closing shall take place at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY 10104 on the Closing Date or at such other location or time as the parties may agree.

2.2. Closing Deliveries. (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following (the “Company Deliverables”):

(i) a certificate evidencing a number of Shares equal to such Investor’s Investment Amount divided by the Per Share Purchase Price, registered in the name of such Investor;

(ii) the legal opinion of Guzov Ofsink, LLC, Company counsel, in agreed form, addressed to the Investors;

(iii) the Registration Rights Agreement, duly executed by the Company; and

(iv) the Closing Escrow Agreement, and each other Transaction Document to be executed prior to Closing, duly executed by all parties thereto.

(b) At the Closing, each Investor shall deliver or cause to be delivered the following (the “Investor Deliverables”):

(i) Unless otherwise agreed to by the Company and Roth Capital Partners, LLC, to the Escrow Agent, for deposit and disbursement in accordance with the Closing Escrow Agreement, its Investment Amount, in immediately available funds, by wire transfer to an account designated in writing by the Escrow Agent for such purpose; and

(ii) to the Company, the Registration Rights Agreement and each other Transaction Document to be executed by such Investor at or prior to Closing, duly executed by such Investor.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Company. The Company represents and warrants to the Investors that, except as set forth in the Disclosure Schedules attached hereto as Exhibit C which exceptions shall be deemed to part of the representations and warranties made hereunder, the following representations and warranties are true and correct as of the date hereof.

(a) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a), 13(c) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of the date of filing, in the case of SEC Reports filed pursuant to the Exchange Act (and to the extent such SEC Report was amended, then as of the date of filing of such amendment), and as of the date of effectiveness in the case of SEC Reports filed pursuant to the Securities Act (and to the extent such SEC Report was amended, then as of the date of effectiveness of such amendment), the SEC Reports complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, as of the date of filing, in the case of SEC Reports filed pursuant to the Exchange Act (and to the extent such SEC Report was amended, then as to the date of filing of such amendment), and as of the date of effectiveness in the case of SEC Reports filed pursuant to the Securities Act (and to the extent such SEC Report was amended, then as of the date of effectiveness of such amendment), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed in Schedule 3.1(a) of the Disclosure Schedule, the financial statements of the Company included in the SEC Reports have been prepared in accordance with the applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements, the notes thereto or in Schedule 3.1(a) of the Disclosure Schedule, and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(b) Ownership of Shares of Subsidiaries; Affiliates. Except as set forth in Schedule 3.1(b), the Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports. Except as disclosed in the SEC Reports or in Schedule 3.1 (b), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(c) Organization. Each of the Group Companies (i) has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation or limited liability company, as the case may be, authorized to do business in each jurisdiction in which the nature of such business or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Group Companies, taken as a whole, (B) the ability of the Group Companies to perform their respective obligations under any Transaction Document or (C) the validity of any of the Transaction Documents or the consummation of any of the transactions contemplated therein (each, a “Material Adverse Effect”).

(d) Capitalization and Voting Rights.

(i) Capital Stock. The authorized capital of the Company consists, immediately prior to the Closing, of (i) One Hundred Million (100,000,000) shares of Common Stock, of which 22,382,225 shares are issued and outstanding immediately prior to the Closing, and (ii) Five Million (5,000,000) shares of preferred stock with no shares of preferred stock outstanding.

(ii) Issued Shares. As at the date hereof and immediately prior to the Closing, the aggregate number of shares of Common Stock issued and which are issuable pursuant to any exercise, conversion, exchange, subscription or otherwise in connection with any warrants, options (including pursuant to the Company’s stock option plan), convertible securities or any agreement to sell or issue Common Stock or securities which may be exercised, converted or exchanged for Common Stock (collectively, “Fully-Diluted”) is set forth on Schedule 3.1(d)(ii). All of the issued and outstanding shares of each of the Group Company’s shares as of the Closing are duly authorized, validly issued, fully paid and non-assessable, were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant blue sky laws of the United States of America or pursuant to valid exemptions therefrom and were issued in compliance with other applicable laws (including, without limitation, applicable PRC laws, rules and regulations) and are not subject to any rescission right or put right on the part of the holder thereof nor does any holder thereof have the right to require the Company to repurchase such share capital.

(iii) Voting and other Agreements. Except as set forth in the SEC Reports or on Schedule 3.1(d)(iii) of the Disclosure Schedule, there are no outstanding (A) options, warrants or other rights to purchase from any Group Company, (B) agreements, contracts, arrangements or other obligations of any Group Company to issue, or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of, or other ownership or equity interests in, any Group Company. The Company is not a party or subject to any agreement or understanding, and, to the Company’s knowledge after due inquiry, there is no agreement or understanding with any Person that affects or relates to (i) the voting or giving of written consents with respect to any security of the Company (including, without limitation, any voting agreements, voting trust agreements, shareholder agreements or similar agreements) or the voting by a director of the Company or (ii) the sale, transfer or other disposition with respect to any security of the Company.

(iv) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the Trading Market to the effect that the Company is not in compliance with the requirements of the Trading Market. The Company is, and expects to be, in compliance with all of the listing requirements of the Trading Market in the foreseeable future.

(e) No Registration Rights. Except as set forth on Schedule 3.1(e), no holder of securities of any of the Group Companies is or will be entitled to have any registration rights with respect to such securities.

(f) Authorization. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board or Directors or its stockholders in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(g) Valid Issuance of Shares. The Shares have been duly and validly authorized for issuance by the Company, and when issued pursuant to the terms of this Agreement, will be validly issued, fully paid and non-assessable, not subject to any preemptive or similar rights, free from all taxes, Liens, charges and security interests with respect to the issuance thereof and free of restrictions on transfer other than as expressly contemplated by the Transaction Documents. The Company’s stockholders have no preemptive rights with respect to the Shares and except as set forth on Schedule 3.1(g) the issuance of the Shares is not subject to any rights of first refusal.

(h) Compliance with Instruments. None of the Group Companies is in violation of its respective certificate of incorporation, by-laws or other organizational documents (the “Charter Documents”). None of the Group Companies is, nor does any condition exist (with the passage of time or otherwise) that could reasonably be expected to cause any of the Group Companies to be, (i) in violation of any statute, rule, regulation, law or ordinance, or any judgment, decree or order applicable to any of the Group Companies or any of their properties (collectively, “Applicable Law”) of any United States federal, state, PRC national, provincial, local or other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization of applicable jurisdictions, domestic or foreign (each, a “Governmental Authority”), or (ii) in breach of or in default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, “Applicable Agreements”), other than in each of clause (i) and (ii) such violations, breaches or defaults that (a) are disclosed in the SEC Reports or in Schedule 3.1(h) of the Disclosure Schedule or (b) could not, individually or in the aggregate, result in a Material Adverse Effect.

(i) No Conflicts. Neither the execution, delivery or performance of any of the Transaction Documents nor the consummation of any of the transactions contemplated therein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person or a Governmental Authority (other than consents already obtained) or result in the imposition of a Lien (other than a Lien arising under the transactions contemplated by this Agreement) on any assets of any of the Group Companies under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, or (iii) any Applicable Law, other than in each of clause (ii) and (iii) such violations, breaches or defaults that would not, individually or in aggregate, have a Material Adverse Effect.

(j) Governmental Consents. No filing with, consent, approval, authorization or order of, any Governmental Authority is required for the consummation of the transactions contemplated by the Transaction Documents, except (i) as have been obtained or will have been obtained on or before the Closing Date and (ii) as may be required under the Securities Act or state securities laws or “Blue Sky” laws.

(k) Proceedings. Except as set forth in Schedule 3.1(k), there is no Proceeding or other action, investigation or inquiry, whether formal or informal by or before any regulatory or self-regulatory authority pending or, to the knowledge of the Company, threatened, that seeks to restrain, enjoin, prevent the consummation of, or otherwise challenges any of the Transaction Documents or could result in a Material Adverse Effect. Except as disclosed in the SEC Reports, none of the Group Companies is subject to any judgment, order or decree of which the Company has knowledge and which could, individually or in the aggregate, result in a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving any of the Group Companies.

(l) Permits. Each of the Group Companies possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now conducted (“Permits”), except where the failure to possess such Permits could not, individually or in the aggregate, have or reasonably be expected to result in, a Material Adverse Effect. Each of the Group Companies has fulfilled and performed all of its respective obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time could allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit. None of the Group Companies has received actual notice of any Proceeding relating to revocation or modification of any such Permit.

(m) Title to Property. Each of the Group Companies has good and marketable title to all real property and personal property owned by it, in each case free and clear of any Liens as of the Closing Date, except as disclosed in the SEC Reports or in Schedule 3.1(m), or except for such Liens as do not materially interfere with the use made and proposed to be made of such property. For the real property not owned by any of the Group Companies and currently used or planned to be used for the business operations of the Group Companies, each of such Group Companies has good and marketable title to all leasehold estates in real and personal property being leased by it and, in each case free and clear of all Liens as of the Closing Date except as disclosed in the SEC Reports or in Schedule 3.1(m), or except for such Liens as do not materially interfere with the use made and proposed to be made of such property.

(n) Insurance. Except as disclosed in Schedule 3.1(n), each of the Group Companies maintains reasonable adequate insurance covering its material properties, operations, personnel and business, and is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged. All policies of insurance insuring the Group Companies and their respective businesses, assets, employees, officers and directors are in full force and effect. Each of the Group Companies is in compliance with the terms of such policies and instruments in all material respects, and there are no claims by any of the Group Companies under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. None of the Group Companies has been refused any insurance coverage sought or applied for, and none of the Group Companies has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not, individually or in the aggregate, have a Material Adverse Effect.

(o) Taxes. All Tax returns required to be filed by each of the Group Companies have been filed, and all such returns are true, complete and correct in all material respects. All material Taxes that are due from each of the Group Companies have been paid other than those (i) currently payable without penalty or interest or (ii) being diligently contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP. To the knowledge of the Company after due inquiry, there are no proposed Tax assessments against any of the Group Companies. The accruals and reserves on the books and records of each of the Group Companies in respect of any Tax liability for any Taxable period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term “Tax” and “Taxes” shall mean all Federal, state, PRC national, provincial, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

(p) Intellectual Property.

(i) The Company or its Subsidiaries own or have valid rights to use all patent, copyright, trade secret, trademark or other proprietary rights that are used in the business of the Company and are material to the Company and its Subsidiaries taken as a whole (collectively, “Intellectual Property”). Schedule 3.1 (p) sets forth a list of all of the Intellectual Property used by the Company and its Subsidiaries.

(ii) All material licenses or other material agreements under which (i) the Company or any Subsidiary is granted rights in Intellectual Property and (ii) the Company or any Subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any Subsidiary, are in full force and effect and there is no material default by the Company or any Subsidiary thereto.

(iii) No proceedings have been instituted or are pending which challenge in a material manner the rights of the Company or any Subsidiary in respect to the Company or any Subsidiary’s right to the use of the Intellectual Property. The Company and each Subsidiary has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted.

(iv) The Company believes it and each Subsidiary has taken such reasonable steps as are required in accordance with sound business practice and business judgment to establish and preserve its ownership of all material copyright, trade secret and other proprietary rights with respect to its products and technology.

(v) To the knowledge of the Company, the present business, activities and products of the Company and each Subsidiary do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect. No material proceeding charging the Company or any Subsidiary with infringement of any adversely held Intellectual Property has been filed. The Company has not received notice of or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any Subsidiary, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect. To the Company’s knowledge, there exists no third party unexpired patent or patent application which includes claims that would be infringed by, or otherwise have a Material Adverse Effect on the Company. To the knowledge of the Company, the Company is not making unauthorized use of any material confidential information or trade secrets of any third party. To the Company’s knowledge, the activities of the Company or any Subsidiary or any employee on behalf of the Company or any Subsidiary do not violate any material agreements or arrangements known to the Company which any such employees have with other persons, if any.

(q) Internal Controls. Except as set forth on Schedule 3.1(q) each of the Group Companies maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences. Each of the Group Companies is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. During the past 12 months prior to the date hereof none of the Group Companies has received any notice of correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of any Group Company.

(r) Financial Statements.

(i) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as disclosed in Schedule 3.1(r)(i) of the Disclosure Schedule, the audited consolidated financial statements and related notes of the Company contained in the Form 10-KSB for the three years ended December 31, 2006 and the unaudited consolidated financial statements and related notes in the Form 10-QSB for the six months ended June 30, 2007 (collectively, the “Financial Statements”) present fairly in all material respects the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP and comply as to form with the applicable requirements of Regulation S-X of the Securities Act. All other financial, statistical, and market and industry-related data included in the SEC Reports are based on or derived from sources that the Company reasonably believes to be reliable and accurate.

(ii)  Subsequent to the date of the Company’s audited financial statements filed for the year ended December 31, 2006, except as disclosed therein or in any subsequent SEC Report, (i) there has not been any material decrease in the capital stock or any material increase in long-term indebtedness or any material increase in short-term indebtedness of the Group Companies, or any payment of or declaration to pay any dividends or any other distribution with respect to the Group Companies, and (ii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Group Companies taken as a whole; excluding any changes caused by (x) the condition of the industry of the Company that do not disproportionately affect the Company, (y) the failure of the Company to meet its financial projections or (z) the execution and delivery of this Agreement and consummation of the transactions contemplated hereby (each of clauses (i), (ii) and (iii), a “Material Adverse Change”). To the knowledge of the Company, there is no event that is reasonably likely to occur in the foreseeable future, which if it were to occur, could, individually or in the aggregate, have a Material Adverse Change. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that could reasonably be expected by the Company to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(s) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(t) No Stabilization. None of the Group Companies has and, to each of its knowledge after due inquiry, no one acting on their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of any of the Group Companies to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or its Subsidiaries.

(u) No Registration. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2, no registration under the Securities Act of the Shares is required for the offer, sale and delivery of the Shares in the manner contemplated herein.

(v) Labor Matters. None of the Group Companies is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Group Companies. There is no strike or other labor dispute involving any of the Group Companies pending or threatened, which could have a Material Adverse Effect. There is no employment related charge, complaint, grievance, investigation, unfair labor practice claim or inquiry of any kind, pending against any of the Group Companies that could, individually or in the aggregate, have a Material Adverse Effect.

(w) Brokers and Finders. The Company has not engaged any broker, finder, commission agent or other similar person (other than Roth Capital Partners, LLC) in connection with the transactions contemplated under the Transaction Documents, and the Company is not under any obligation to pay any broker’s fee or commission in connection with such transactions (other than commissions or fees to Roth Capital Partners, LLC). No Holder shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement or any agreement relating thereto as a result of any action taken by any Group Company.

(x) Environmental Matters. Each of the Group Companies (i) is in compliance with any and all applicable foreign, federal, state, PRC national, provincial, and local laws and regulations relating to the protection of the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (iii) has not received actual notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, (iv) has no knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect; and (v) has stored no hazardous materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any hazardous materials in a manner contrary to any Environmental Laws; except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect.

(y) Certificate. Each certificate signed by any officer of any of the Group Companies and delivered to the Investors shall be deemed a representation and warranty by such company (and not individually by such officer) to the Investors with respect to the matters covered thereby.

(z) Foreign Corrupt Practices Act. None of the Group Companies, nor to the knowledge of the Company, any person authorized to act on behalf of any of the Group Companies, directly or indirectly, (i) has used any funds or will use such funds or any proceeds from the sale of the Shares for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Group Companies (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended and the rules and regulations thereunder (the “FCPA”).

(aa) Related Party Transactions. Except as set forth in the SEC Reports or otherwise disclosed in Schedule 3.1(aa) of the Disclosure Schedule, no material relationship, direct or indirect, exists between or among any of the Group Company or its Subsidiaries or any Affiliate of the Group Companies or its subsidiaries, on the one hand, and any former or current director, officer, stockholder, customer or supplier of any of them (including his or her spouse, child, sibling, any company or undertaking in which he or she holds any equity interest, or any person related by marriage or consanguinity), on the other hand.

(bb) Investment Company. None of the Group Companies is, and as a result of the offer and sale of the Shares contemplated herein will not be, required to register as an “investment company” under, and as such term is defined in, the U.S. Investment Company Act of 1940, as amended, in connection with or as a result of the offer and sale of the Shares.

(cc) PFIC. None of the Group Companies is or intends to become a “passive foreign investment company” (a “PFIC”) within the meaning of Section 1297 of the U.S. Internal Revenue Code.

(dd) OFAC. None of the Group Companies, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ee) Money Laundering Laws. The operations of each of the Group Companies are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Group Companies with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ff) No Integrated Offering. Assuming the accuracy of the Investors' representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(gg)  No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Investors and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

(hh) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(ii) No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the transactions contemplated by this Agreement and the pending acquisition, no event, liability, development or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, that is required to be, and has not been, disclosed, by the Company under applicable securities laws on a Current Report on Form 8-K filed with the Commission.

(jj) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.

(kk) Material, Non-Public Information. The Company confirms that neither it nor, to its knowledge, any of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized any placement agent to provide, any Investor or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the press release and Current Report on Form 8-K as contemplated by Section 4.4 hereof. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act), except for the announcement of this Agreement and related transactions.

(ll) Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Shares.

(mm) Other Representations and Warranties Relating to Dalian Fushi and the WFOE.

(i) The constitutional documents and certificates and related material contracts of each of Dalian Fushi and the WFOE are valid and have been duly approved or registered (as applicable) by competent PRC Governmental Authorities.

(ii) All material consents, approvals, authorizations or licenses requisite under PRC law for the due and proper establishment and operation of each of Dalian Fushi and the WFOE have been duly obtained from the relevant PRC Governmental Authorities and are in full force and effect.

(iii) All filings and registrations with the PRC Governmental Authorities required in respect of each of Dalian Fushi and the WFOE and its operations including, without limitation, the registrations with the Ministry of Commerce, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau and customs authorities have been duly completed in accordance with the relevant PRC rules and regulations, except where the failure to complete such filings and registrations does not, and could not, individually or in the aggregate, have or result in a Material Adverse Effect.

(iv)  Each of Dalian Fushi and the WFOE has complied with all relevant PRC laws and regulations regarding the contribution and payment of its registered share capital, the payment schedule of which has been approved by the relevant PRC Government Authorities. There are no outstanding rights of, or commitments made by the Company or any Subsidiary to sell any equity interest in the WFOE, or by Dalian Fushi’s shareholders to sell any equity interest in Dalian Fushi.

(v)  Neither Dalian Fushi nor the WFOE is in receipt of any letter or notice from any relevant PRC Governmental Authority notifying it of revocation of any licenses or qualifications issued to it or any subsidy granted to it by any PRC Governmental Authority for non-compliance with the terms thereof or with applicable PRC laws, or the need for compliance or remedial actions in respect of the activities carried out by Dalian Fushi or the WFOE, except such revocation as does not, and could not, individually or in the aggregate, have or result in a Material Adverse Effect.

(vi)  Each of Dalian Fushi and the WFOE has conducted its business activities within the permitted scope of business or has otherwise operated its business in compliance with all relevant legal requirements and with all requisite licenses and approvals granted by competent PRC Governmental Authorities.

(vii)  As to licenses, approvals and government grants and concessions requisite or useful for the conduct of any part of either Dalian Fushi’s or the WFOE’s business which are subject to periodic renewal, the Company has no knowledge of any grounds on which such requisite renewals will not be granted by the relevant PRC Governmental Authorities.

(viii)  With regard to employment and staff or labor, each of Dalian Fushi or the WFOE has complied with all applicable PRC laws and regulations in all material respects, including without limitation, laws and regulations pertaining to welfare funds, social benefits, medical benefits, insurance, retirement benefits, pensions or the like.

(nn) Full Disclosure. All disclosure furnished by or on behalf of the Company to the Investors regarding any of the Group Companies, their respective businesses and the transactions contemplated under the Transaction Documents, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Investors do not make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

3.2. Representations and Warranties of the Investors. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership, or other power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) Investment Intent. Such Investor is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time. Such Investor is acquiring the Shares hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c) Investor Status. At the time such Investor was offered the Shares, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor also has such sophistication, knowledge and skill as to be able to fully evaluate the risks of investing in the Company.

(d) General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(f) Certain Trading Activities. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the time that such Investor was first contacted by the Company or Roth Capital Partners, LLC regarding the investment in the Company contemplated by this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Notwithstanding the foregoing, in the case of Morgan Stanley & Co. Incorporated, this section 3.2(f) shall apply only with respect to activity by the Principal Strategies Group that made the investment decision to purchase the Shares. Employees of Morgan Stanley & Co. Incorporated who manage other activities will have no direct knowledge of the investment decision by the Principal Strategies Group to purchase the Shares and may continue ordinary trading activities in the ordinary course of business.

(g) Limited Ownership.  The purchase by such Investor of the Shares issuable to it at the Closing will not result in such Investor (individually or together with other Person with whom such Investor has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Investor does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

(h) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and such Investor confirms that it has not relied on the advice of any other Investor’s business and/or legal counsel in making such decision. Such Investor has not relied on the business or legal advice of Roth Capital Partners, LLC or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Investor in connection with the transactions contemplated by the Transaction Documents.

The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE 4.
OTHER AGREEMENTS OF THE PARTIES

4.1.          (a) Shares may only be disposed of by the Investors in compliance with state and federal securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

(b) Certificates evidencing the Shares will contain the following legend, until such time as they are not required under Section 4.1(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Shares pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Except as otherwise provided in Section 4.1(c), any Shares subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c) Certificates evidencing Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) following a sale or transfer of such Shares pursuant to an effective registration statement (including a Registration Statement), or (ii) following a sale or transfer of such Shares pursuant to Rule 144 (assuming the transferee is not an Affiliate of the Company), or (iii) while such Shares are eligible for sale under Rule 144(k). If an Investor shall make a sale or transfer of Shares either (x) pursuant to Rule 144 or (y) pursuant to a registration statement and in each case shall have delivered to the Company or the Company’s transfer agent the certificate representing Shares containing a restrictive legend which are the subject of such sale or transfer and a representation letter in customary form (the date of such sale or transfer and Share delivery being the “Share Delivery Date”) and (1) the Company shall fail to deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive or other legends by the third Trading Day following the Share Delivery Date and (2) following such third Trading Day after the Share Delivery Date and prior to the time such Shares are received free from restrictive legends, the Investor, or any third party on behalf of such Investor, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Shares (a "Buy-In"), then the Company shall pay in cash to the Investor (for costs incurred either directly by such Investor or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceed the proceeds received by such Investor as a result of the sale to which such Buy-In relates. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In.

(d) Notwithstanding the foregoing, while a registration statement (including a Registration Statement) covering such Shares is then effective, an Investor who holds any such Shares may request the removal of the legend set forth in Section 4.1(b) from the stock certificate representing such Shares by delivering to the Company a written request for the removal of such legend, together with (i) a certification to the Company that such Investor will only sell or otherwise dispose of such Shares pursuant to a Registration Statement or Rule 144 in accordance with applicable law and (ii) an agreement of such Investor, in a form reasonably satisfactory to the Company, to indemnify the Company for any losses or expenses the Company may reasonably incur as a result of any breach by such Investor of the certification referred to in this Section 4.1(d)(i). Upon receipt of any such written request from an Investor, the Company shall promptly authorize and direct the transfer agent of the Company to promptly reissue to such Investor upon receipt from such Investor of a certificate or certificates representing such Shares containing a restrictive legend which are the subject of such written request, a new stock certificate for the same number of such Shares which does not contain any restrictive legend.

4.2. Furnishing of Information. As long as any Investor owns the Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3. Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the securities to the Investors.

4.4. Subsequent Registrations. Other than pursuant to Schedule 4.4, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company prior to the time that all Shares are registered pursuant to one or more effective Registration Statement(s), and the prospectuses forming a portion of such Registration Statement(s) is available for the resale of all Shares.

4.5. Securities Laws Disclosure; Publicity. By 9:00 a.m. (New York time) on the Trading Day following the execution of this Agreement, and by 9:00 a.m. (New York time) on the Trading Day following the Closing Date, the Company shall issue press releases disclosing the transactions contemplated hereby and the Closing. On the Trading Day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents or the agreed forms thereof if such Transaction Document is an exhibit to this Agreement), and on the Trading Day following the Closing Date the Company will file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

4.6. Limitation on Issuance of Future Priced Securities. During the six months following the Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.

4.7. Indemnification of Investors. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 4.7 shall be the same as those set forth in Section 5 of the Registration Rights Agreement.

4.8. Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.9. Listing of Shares. The Company agrees, (i) to have the Shares listed on the current Trading Market as promptly as possible, (ii) if the Company applies to have the Common Stock listed on another Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable to cause the Shares to be listed on such other Trading Market as promptly as possible, and (iii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.10. Use of Proceeds. The Company will use the net proceeds from the sale of the Shares hereunder for working capital purposes and not for the satisfaction of any portion of the Company’s debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company’s business and consistent with prior practices), or to redeem any Common Stock or Common Stock Equivalents.

ARTICLE 5.
CONDITIONS PRECEDENT TO CLOSING

5.1. Conditions Precedent to the Obligations of the Investors to Purchase Shares. The obligation of each Investor to acquire Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

(e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

(f) Nasdaq Listing. If applicable, the Nasdaq Stock Market shall have waived application of the 15 day prior notice contained in NASD Marketplace Rule 4310(c)(17)(D) or such timeframe shall have expired without objection;

(g) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a); and

(h) Termination. This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5.

5.2. Conditions Precedent to the Obligations of the Company to sell Shares. The obligation of the Company to sell Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Nasdaq Listing. If applicable, the Nasdaq Stock Market shall have waived application of the 15 day prior notice contained in NASD Marketplace Rule 4310(c)(17)(D) or such timeframe shall have expired without objection;

(e) Investors Deliverables. Each Investor shall have delivered its Investors Deliverables in accordance with Section 2.2(b); and

(f) Termination. This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5.

ARTICLE 6.
MISCELLANEOUS

6.1. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares.

6.2. Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Fushi International, Inc.
1 Shuang Qiang Road
Jinzhou, Dalian 116100
People's Republic of China
Facsimile: [ ]
Attention: President

With a copy to:	Weil, Gotshal & Manges LLP
Plaza 66, Tower 2, 38th Floor
1366 Nanjing Road West
Shanghai 200040
People's Republic of China
Facsimile: +86 6288 3866
Attn.: David Meredith, Esq.

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4. Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Shares.

6.5. Termination. This Agreement may be terminated prior to Closing:

(a) by written agreement of the Investors and the Company; and

(b) by the Company or an Investor (as to itself but no other Investor) upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on the Outside Date; provided, that the right to terminate this Agreement under this Section 6.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Investors. Upon a termination in accordance with this Section 6.5, the Company and the terminating Investor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom.

6.6. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investors.”

6.8. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7 (as to each Investor Party).

6.9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.10. Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

6.11. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.12. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.13. Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.14. Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.15. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.16. Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

6.18. Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FUSHI INTERNATIONAL, INC.

By:	/s/ Li Fu
Name: Li Fu
Title: Chief Executive Officer

FUSHI HOLDINGS, INC.

By:	/s/ Li Fu
Name: Li Fu
Title: Chief Executive Officer

FUSHI INTERNATIONAL (DALIAN) BIMETALLIC CABLE CO., LTD.

By:	/s/ Li Fu
Name: Li Fu
Title: Chief Executive Officer

DALIAN FUSHI BIMETALLIC MANUFACTURING CO., LTD.

By:	/s/ Li Fu
Name: Li Fu
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

AMTRUST INTERNATIONAL INSURANCE, LTD

By:  /s/ Jan Loeb
Name: Jan Loeb
Title: Portfolio Manager

Investment Amount: $1,265,600

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

ARDSLEY PARTNERS FUND, II, LP

By:  /s/ Steven Napoli
Name: Steven Napoli
Title: CFO

Investment Amount: $865,200

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

ARDSLEY OFFSHORE FUND, LTD

By:  /s/ Steven N. Napoli
Name: Steven Napoli
Title: CFO

Investment Amount: $602,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

ARDSLEY PARTNERS INSTITUTIONAL FUND L.P.

By:  /s/ Steven N. Napoli
Name: Steven Napoli
Title: CFO / Partner

Investment Amount: $539,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

ANCORA GREATER CHINA FUND, LP

By:  /s/ John P. Michlitsch
Name: John P. Michlitsch
Title: Sr. PM

Investment Amount: $245,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

BLACK RIVER COMMODITY SELECT FUND  LTD

By:  /s/ G. Schmidt_________________________
Name: G. Schmidt
Title: Principal

Investment Amount: $2,555,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

ENABLE GROWTH PARTNERS LP

By:  /s/ Brendan O' Neil____________________
Name: Brendan O' Neil
Title: Principal Portfolio Manager

Investment Amount: $1,130,500

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

ENABLE OPPORTUNITY PARTNERS LP

By:  /s/ Brendan O' Neil_____________________
Name: Brendan O' Neil
Title: Principal and Portfolio Manager

Investment Amount: $133,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:  /s/ Stephen P. Hickey_____________________
Name: Stephen P. Hickey
Title: Authorized Signatory

Investment Amount: $4,060,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

GUERRILLA PARTNERS, LP

By:  /s/ Leigh S. Curry_____________________
Name: Leigh S. Curry
Title: MD

Investment Amount: $1,050,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
HUA - MEI 21 ST CENTURY PARTNERS, LP

By:  /s/ Leigh S. Curry_________________________
Name: Leigh Curry
Title:

Investment Amount: $700,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
JANUS INVESTMENT FUNDS (ON BEHALF OF ITS SERIES JANUS VENTURE FUND)

By:  /s/ William H. Bales_________________________
Name: William H. Bales
Title: Portfolio Manager

Investment Amount: $8,722,847

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
JANUS CAPITAL FUNDS PLC (ON BEHALF OF ITS SERIES JANUS US VENTURE FUND)

By:  /s/ William H. Bales_________________________
Name: William H. Bales
Title: Portfolio Manager

Investment Amount: $937,737

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
JOHN HANCOCK  TRUST EMERGING  GROWTH TRUST

By:  /s/ Ismail  Gunes_________________________
Name: Ismail  Gunes
Title: V.P

Investment Amount: $112,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
JOHN HANCOCK  FUNDS II  EMERGING  GROWTH FUND

By:  /s/ Ismail Gunes_________________________
Name: Ismail Gunes
Title: V.P

Investment Amount: $826,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

JOHN HANCOOK SMALLCAP EQUITY FUND

By:  /s/ Ismail Gunes
Name: Ismail Gunes
Title: VP

Investment Amount: $3,122,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

HELLER CAPITAL INVESTMENTS, LLC

By:  /s/ Ronald I. Heller
Name: Ronald I. Heller
Title: CEO

Investment Amount: $1,050,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

HUDSON BAY OVERSEAS FUND LTD

By:  /s/ Yoav Roth
Name: Yoav Roth
Title: Principal

Investment Amount: $319,200

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

HUDSON BAY FUND LP

By:  /s/ Yoav Roth
Name: Yoav Roth
Title: Principal and Portfolio Manager

Investment Amount: $240,800

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

LEAP TIDE PARTNERS LP

By:  /s/ Jan Loeb
Name: Jan Loeb
Title: MEMBER OF G.P.

Investment Amount: $343,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

LEAPTIDE OFFSHORE, LTD

By:  /s/ Jan Loeb_____________________________
Name: Jan Loeb
Title: Director

Investment Amount: $141,400

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

MARION LYNTON

By:  /s/ Steven Napoli_________________________
Name: Steven Napoli
Title: CFO / Partner

Investment Amount: $23,800

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

MORGAN STANLEY & CO. INCORPORATION

By:  /s/ Andrew C. Fipa_________________________
Name: Andrew C. Fipa
Title: Manager Director

Investment Amount: $4,060,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
OUTPOINT OFFSHORE FUND, LTD

By:  /s/ Jordon Grayson________________________
Name: Jordon Grayson
Title: Director

Investment Amount: $490,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

OHIO NATIONAL FUND, INC. (ON BEHALF OF ITS SERIES OHIO NATIONAL SMALL CAP GROWTH PORTFOLIO)

By:  /s/ William Bales_________________________
Name: William Bales
Title: Portfolio Manager

Investment Amount: $139,415

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC

By:  /s/ Brendan O'Neil
Name: Brendan O'Neil
Title: Principal & Portfolio Manager

Investment Amount: $66,500

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Fax:_______________________________________

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

POPE INVESTMENTS LLC

By:  /s/ William P. Wells
Name: William P. Wells
Title: Managing Member / President

Investment Amount: $4,004,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o: Pope Asset Management, LLC

Street: 5100 Poplar Avenue, Ste. # 805

City/State/Zip: Memphis, TN 38137

Attention: Trent Curry

Tel: 901-763-4001

Fax: 901-763-4229

DELIVERY INSTRUCTIONS

(if different from above)

c/o: SAME

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

STRAUS PARTNERS LP

By:  /s/ Craig Connors
Name: Craig Connors
Title: CFO

Investment Amount: $840,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o: Straus Asset Management

Street: 320 Park Avenue,10th Floor

City/State/Zip: New York, NY 10022

Attention: CRAIG CONNORS

Tel: 212 415 7274

Fax: 212 415 7256

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

STRAUS-GEPT PARTNERS LP

By:  /s/ Craig Connors
Name: Craig Connors
Title: CFO

Investment Amount: $420,000

Tax ID No.:_________________________________

ADDRESS FOR NOTICE

c/o: Straus Asset Management

Street: 320 Park Avenue,10th Floor

City/State/Zip: New York, NY 10022

Attention: CRAIG CONNORS

Tel: 212 415 7274

Fax: 212 415 7256

DELIVERY INSTRUCTIONS

(if different from above)

c/o:_______________________________________

Street:_____________________________________

City/State/Zip:_______________________________

Attention:__________________________________

Tel:_______________________________________

Annex A

SCHEDULE OF BUYERS

(1)
Buyer
AMTRUST INTERNATIONAL INSURANCE, LTD
ARDLEY PARTNERS FUND, II, LP
ARDSLEY OFFSHORE FUND, LTD
ARDSLEY PARTNERS INSTITUTIONS FUND L.P.
ANCORA GREATER CHINA FUND, LP
BLACK RIVER COMMODITY SELECT FUND LTD
ENABLE GROWTH PARTNERS LP
ENABLE OPPORTUNITY PARTNERS LP
GOLDMAN SACHS GROWTH PARTNERS LP
GUERRILLA PARTNERS LP
HUA-MEI 21ST CENTURY PARTNERS, LP
JANUS INVESTMENT FUNDS (ON BEHALF OF ITS SERIES JANUS VENTURE FUND)
JANUS CAPITAL FUNDS PLC (ON BEHALF OF ITS SERIES JANUS VENTURE FUND)
JOHN HANCOCK TRUST EMERGING GROWTH TRUST
JOHN HANCOCK FUNDS II EMERGING GROWTH FUND
JOHN HANCOCK SMALL CAP EQUITY FUND
HELLER CAPITAL INVESTMENTS, LLC
HUDSON BAY OVERSEAS FUND LTD
HUDSON BAY FUND LP
LEAP TIDE PARTNERS, LP
LEAP TIDE OFFSHORE, LTD
MARION LYNTON
MORGAN STANLEY & CO. INCORPORATED
OUTPOINT OFFSHORE FUND, LTD
OHIO NATIONAL FUND, INC (ON BEHALF OF ITS SERIES OHIO NATIONAL SMALL CAP GROWTH PORTFOLIO)
PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC
POPE INVESTMENTS LLC
STRAUS PARTNERS LP
STRAUS-GEPT PARTNERS LP

Disclosure Schedules to the Securities Purchase Agreement, dated as of October 26, 2007 (the “Agreement”), by and between Fushi International, Inc., a Nevada corporation (the “Company”), and the investors listed on the Schedule of Buyers attached hereto as Annex A and identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement, unless otherwise provided herein.

This Disclosure Schedule shall be construed with and be deemed as an integral part of the Agreement to the same extent as if the same had been set forth in their entirety therein. This Disclosure Schedule is intended only to qualify and limit the representations and warranties of the Company in the Agreement and shall not be deemed to expand in any way the scope or effect of any such representations and warranties.

The Disclosure Schedule indicates the section and, if applicable, the subsection of the Agreement to which it relates, but shall also qualify such other sections or subsections in the Agreement provided the disclosure is in sufficient detail to enable a reasonable person to identify such other section or subsection to which such information is responsive.

Headings have been inserted in the sections of this Disclosure Schedule for convenience of reference only and shall to no extent have the effect of amending or changing the express language of the corresponding sections in the Agreement.

Where the terms of a contract, lease, or agreement have been summarized or described in this Disclosure Schedule, such summary or description does not purport to be a complete statement of the material terms of such contract, lease, agreement or other disclosure item but is a sufficient statement of the matters required to be disclosed in such description.

SCHEDULE 3.1(a)

1. As disclosed in the Company’s quarterly report on Form 10-QSB for the quarter ended September 30, 2006, the Company’s consolidated statement of income and other comprehensive income for the three and nine months ending September 30, 2005 were restated due to an error with respect to the foreign exchange rate used in the calculation of foreign exchange translation gain (loss) as part of other comprehensive income (loss). The Company is also in the process of reviewing the calculation of foreign exchange translation gain (loss) for the year ended December 31, 2005. Once it has completed the review process, it may need to restate the financial statements to the extent that it is necessary and material.

2. In the Company’s annual report on Form 10-KSB for the period ended December 12, 2005 and its Registration Statement on Form SB-2, which was declared effective August 2, 2006, it disclosed that according to its internal market surveys based on information provided by its customers and information collected from its competitors, it believed the estimated consumption of CCA in the U.S. has averaged approximately 30,000 tons per year in recent years. This and certain other market information may have been over-estimated and therefore, inaccurate.

SCHEDULE 3.1 (b)

Ownership of Shares of Subsidiaries; Affiliates

Set forth below is a complete and correct list of each Subsidiary:

On January 24, 2007, Fushi International, Inc. (the "Company"), Fushi Holdings, Inc., a wholly-owned subsidiary of the Company (“FHI”), Fushi International (Dalian) Bimetallic Cable Co., Ltd., a wholly-owned subsidiary of FHI (“FID”), Dalian Fushi Bimetallic Manufacturing Co., Ltd. (“DF”) and Citadel Equity Fund Ltd. ("Citadel") entered into a Notes Purchase Agreement (the “Notes Purchase Agreement”). Pursuant to the terms of the Notes Purchase Agreement, the Company offered and sold and Citadel purchased (a) $40,000,000 of the Company’s Guaranteed Senior Secured Floating Rate Notes due 2012 (the “HY Notes”) and (b) $20,000,000 of the Company’s 3.0% Senior Secured Convertible Notes due 2012 (the “Convertible Notes” and collectively with the HY Notes, the "Notes").

The HY Notes and the Convertible Notes were issued pursuant to indentures, each dated January 25, 2007 (the “HY Indenture” and “CB Indenture”, respectively, and together, the "Indentures") among the Company, the FHI, as guarantor, and The Bank of New York, as trustee for the Notes. Pursuant to the Indentures, FHI has agreed, and all of the Company’s other existing and future domestic subsidiaries are obligated, to guarantee, on a senior secured basis, to the holders of the Notes and the trustee the payment and performance of the Company’s obligations thereunder.

As security for the Notes, the Company and The Bank of New York, as collateral agent, entered into a share pledge agreement, dated January 25, 2007 (the "Share Pledge Agreement"), to guarantee the Notes with all of the shares of common stock of FHI held by the Company as collateral.

SCHEDULE 3.1(d)(ii)

25,895,452

SCHEDULE 3(d)(iii)

Voting and Other Agreements

As of September 30, 2007, the Company has
•	outstanding warrants to purchase 421,190 shares of the Company’s common stock with an exercise price of $3.11 per share (which expire December 2011),
•	vested options granted to senior management to purchase 183,335 shares of the Company’s stock with a strike price of $12.3
•	vested options granted to independent directors to purchase 51,561 shares of the Company’s stock with a strike price of $11.75, and
•
$20 million principal amount 3% senior secured convertible notes outstanding, which are convertible into 2,857,143 shares of the Company's common stock at an initial conversion price of $7.00 per share.

For information relating to certain voting arrangements reference is made to the Investor Rights Agreements (the “Investor Rights Agreement”) dated as of January 25,  2007 by and among (i) the Company, Fushi Holdings, Inc., a Delaware corporation (“FHI”), Dalian Fushi Bimetallic Manufacturing Company Limited, a limited liability company organized and existing under the laws of the PRC (“Dalian Fushi”), Fushi International (Dalian) Bimetallic Cable Co., Ltd.(the “WFOE”, and, together with the Company, FHI and Dalian Fushi, the “Group Companies”), Mr. Fu Li (the “Controlling Shareholder”), and Mr. Fu Li, Mr. Mathus Yang Yue, and Mr. Chris Wang Wenbing (together with Mr. Fu Li and Mr. Mathus Yang Yue, the “Senior Management”) and (ii) Citadel Equity Fund Ltd. (“Citadel”).

SCHEDULE 3.1(e)

Registration Rights

On September 11, 2006, Mr. Yang Yue, a Director and President of the Company entered into a stock purchase agreement to sell a total of 200,000 shares of Company common stock to Coronado Capital Partners, LP and SEI Private Trust Co. FAO the JM Smucker Co. Master Trust to sell a total of 200,000 shares of Company common stock. The transaction closed on September 15, 2006. The shares were sold in a private sale and with a restrictive legend. Each purchaser was assigned Mr. Yang’s piggyback registration rights.

On September 13, 2006, Mr. Fu Li, a Director, Chairman and CEO of the Company, entered into two stock purchase agreements to sell a total of 800,000 shares of common stock of Fushi International, Inc. to Pope Investments LLC and Halter Pope USX China Fund. The transaction closed on September 19, 2006. The shares were sold in a private sale transaction and with a restrictive legend. Each purchaser was assigned Mr. Fu’s piggyback registration rights.

Citadel will be a party to the Registration Rights Agreement to be entered into by the Investors.

SCHEDULE 3.1(g)

Reference is made to the Investor Rights Agreement for a description of rights of first refusal and tag along rights granted to Citadel. Citadel is waving its rights of first refusal with respect to this financing.

SCHEDULE 3.1(h)

Compliance with Instruments

According to the Notice On Relevant Issues Concerning Foreign Exchange Administration For Domestic Residents To Engage In Financing And In Return Investment Via Overseas Special-purpose Vehicles (the “SAFE Notice No.75”), which was promulgated by the State Administration of Foreign Exchange (the “SAFE”) on October 21, 2005, domestic residents who have set up or control overseas special purpose vehicles and have completed the returning investment before the Notice was effective, and did not register for overseas investment according to the Notice, shall post-register such investment with the local foreign exchange bureau before March 31, 2006.

Fushi International (Dalian) Bimetallic Cable Co., Ltd. and its former shareholders who are PRC residents did not complete the registration formalities at Dalian Jinzhou Provincial Exchange Bureau pursuant to SAFE Notice No.75 by the deadline of March 31, 2006. Despite this, PRC counsel has advised that Fushi International (Dalian) Bimetallic Cable Co., Ltd. will not be restricted from paying dividends out of profits or making other similar distributions of profits to the Company or any of its Subsidiaries that own outstanding shares of capital stock or similar equity interests of Fushi International (Dalian) Bimetallic Cable Co., Ltd.

According to the Company's PRC counsel, the Dalian Administrative Bureau of Foreign Exchange (the "Bureau") has received the application documents for the registration of SAFE Notice No. 75 and, based on oral communication from the Bureau, prior to the registration of SAFE Notice No. 75, Fushi International (Dalian) Bimetallic Cable Co., Ltd. will not be subjected to any administrative punishment of any nature by the Bureau on the grounds of Fushi International (Dalian) Bimetallic Cable Co., Ltd.’s and its former shareholders’ failure to register with the Bureau by March 31, 2006 pursuant to SAFE Notice No. 75.

Dalian Fushi Company Group Co., Ltd, a former shareholder of Dalian Fushi Bimetallic Manufacturing Co., Ltd transferred all its shares and rights in Dalian Fushi to Li Fu pursuant to a Resolution of Shareholders dated December, 12, 2005, which, according to PRC counsel, is valid, binding and enforceable under the laws of the PRC.

SCHEDULE 3.1(k)

Legal Proceedings

On December 11, 2006 the Company received service of an action filed by Kuhns Brothers, Inc., Kuhns Brothers Securities Corp., and Kuhns Brothers & Co., Inc. against the Company in the United States District Court, District of Connecticut filed on November 27, 2006 (the “Action”).  The Action seeks declaratory judgment concerning the interpretation and enforceability of specific terms of the engagement letter agreement, dated May 27, 2005, by and between Kuhns Brothers, Inc. and the Company, which the Company terminated in September 2006.  The Action further asserts that the Company breached the terms of the Agreement. The Company believes that the plaintiffs’ claims are without merit and intends to vigorously defend the Action.

On August 1, 2006, Dalian Fushi filed an action in Suzhou Intermediate People’s Court against Suzhou Xinda Bimetallic Material Co. Ltd with respect to Dalian Fushi’s patent Jointing Device Producing Copper Clad Aluminum Lead.

On August 1, 2006, Dalian Fushi filed an action in Suzhou Intermediate People’s Court against Wujiang Zhongxin Technologies Co. Ltd with respect to Dalian Fushi’s patent Jointing Device Producing Copper Clad Aluminum Lead.

On August 1, 2006, Dalian Fushi filed an action in Nanjin Intermediate People’s Court against Changzhou Yingte Compound Metal Processing Co. Ltd with respect to Dalian Fushi’s patent Jointing Device Producing Copper Clad Aluminum Lead.

On August 1, 2006, Dalian Fushi filed an action in Nanjin Intermediate People’s Court against Changzhou Wujinhengtong Co. Ltd with respect to Dalian Fushi’s patent Jointing Device Producing Copper Clad Aluminum Lead.

On August 1, 2006, Dalian Fushi filed an action in Nanjin Intermediate People’s Court against Changzhou Mingtong Co. Ltd with respect to Dalian Fushi’s patent Jointing Device Producing Copper Clad Aluminum Lead.

On August 1, 2006, Dalian Fushi filed an action in Nanjin Intermediate People’s Court against Jiangsu Sanmu Group with respect to Dalian Fushi’s patent Jointing Device Producing Copper Clad Aluminum Lead.

On August 1, 2006, Dalian Fushi filed an action in Nanjin Intermediate People’s Court against Wuxi Ruicheng Co. Ltd with respect to Dalian Fushi’s patent Jointing Device Producing Copper Clad Aluminum Lead.

On August 1, 2006, Dalian Fushi filed an action in Dalian Intermediate People’s Court against Mr. Shaoyi Liu with respect to Dalian Fushi’s patent Jointing Device Producing Copper Clad Aluminum Lead.

SCHEDULE 3.1(m)

Title To Property

1. On May 6, 2003, Dalian Fushi entered into a 60-month loan agreement (“ICBC Loan Agreement”) with the Industrial and Commercial Bank of China Dalian branch (“ICBC”) for the loan of RMB80 million from ICBC to Dalian Fushi. The security provided by Dalian Fushi in consideration for the said loan includes land use rights, workshops and production lines.

The following assets are collateral for the loan agreement between Dalian Fushi and ICBC in 2003.

List of Collateral Assets

Assets	Space (Square metres)	Book value(RMB)	Market value(RMB)	Location	Owned by
Land Use Rights	60,000	23,199,000	429,00,000	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi
Workshop	4,000	5,169,750	12,400,000	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi
Workshop	4,800	6,203,700	14,880,000	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi
Workshop	4,800	6,203,700	14,880,000	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi
5 Production lines	-	11,600,000	6,883,250	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi

Book Value: the amount Dalian Fushi paid for the purchase of the assets.
Market Value: current market value of the assets.

2. On August 24, 2006, Dalian Fushi entered into a Comprehensive Credit Extension Agreement with the Bank of China Dalian Branch (“Bank of China”). Bank of China agreed to grant Dalian Fushi a maximum credit line of RMB 89.80 million. The security provided in consideration of the credit line includes, without limitation, Dalian Fushi’s land use rights, administration building, workshops and accommodation buildings.

The following assets are collateral for the credit extension agreement between Dalian Fushi and Bank of China in 2006.

List of Collateral Assets

Assets	Space (Square metres)	Book value(RMB)	Market value(RMB)	Location	Owned by
Land Use Rights	43,605	16,860,000	31,177,580	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi
Administration building	26,584	126,365,920	151,528,000	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi
Workshop	8,720	35,652,700	41,854,510	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi

Workshop	4,800	6,203,700	14,880,000	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi
Workshop	4,000	5,169,750	12,400,000	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi
Accommodation building	3,834	16,150,880	17,253,000	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi
Accommodation building	3,834	16,150,880	17,253,000	1 Shuang Qiang Road, Jinzhou, Dalian, China 116100	Dalian Fushi

Book Value: the amount Dalian Fushi paid for the purchase of the assets.
Market Value: current market value of the assets.

SCHEDULE 3.1 (n)

Insurance

The Company does not presently maintain product liability insurance, and its property and equipment insurance does not cover the full value of its property and equipment, which leaves the Company with exposure in the event of loss or damage to its properties or claims filed against it.

It currently does not carry any product liability or other similar insurance. The Company has purchased automobile insurance with third party liability coverage for its vehicles. In addition, it has purchased property insurance from China United Property Insurance Company to cover real property and plant of up to RMB43,350,000 (approximately US$5,344,652), and manufacturing machine and equipment of up to RMB36,750,000 (approximately US$4,541,410). The total coverage of its property and equipment is approximately US$9,886,062.

Except for property and automobile insurance, the Company does not have other insurance such as business liability or disruption insurance coverage for its operations in the PRC.

Set forth below is a list of the Company’s insurance policies:

Insurance Policy Number	Type of Insurance	Property	Coverage Period	Insurance Coverage RMB	Name of Insurance Company	Secured Lender
	Property Insurance	Buildings		20,000,000	China Pacific Property Insurance Co., Ltd.	Industrial and Commercial Bank of China
AP00AB01HQ D2006B000012	Property Insurance	Buildings	07/24/2007 to 07/23/2008	89,000,000	Yongan Property Insurance Co., Ltd. Dalian Branch	Bank of China
	Property Insurance	Fixed Assets	07/08/2007 to 07/07/2008	80,000,000	China United Property Insurance Company	Industrial and Commercial Bank of China
	Property Insurance	Fixed Assets	07/03/2007 to 07/02/2008	60,000,000	China United Property Insurance Company	Bank of China
020684010805 0818000153	Property Insurance/Third Party Liability Insurance	Auto	03/24/2007 to 03/23/2008	100,000	China United Property Insurance Company	None
	Property Insurance/Third Party Liability Insurance	Auto	03/24/2007 to 03/23/2008	100,000	China United Property Insurance Company	None
AP00AB01DMC2006B000207	Third Party Liability Insurance	Auto			Yongan Property Insurance Company Limited	None

AP00AB01DMC2006B000208	Third Party Liability Insurance	Auto			Yongan Property Insurance Company Limited	None
AP00AB01DMC2006B000209	Third Party Liability Insurance	Auto			Yongan Property Insurance Company Limited	None
AP00AB01DMC2006B000210	Third Party Liability Insurance	Auto			Yongan Property Insurance Company Limited	None
AP00AB01DMC2006B000211	Third Party Liability Insurance	Auto			Yongan Property Insurance Company Limited	None
AP00AB01DMC2006B000212	Third Party Liability Insurance	Auto			Yongan Property Insurance Company Limited	None
AP00AB01DMC2006B000213	Third Party Liability Insurance Liability Insurance	Auto			Yongan Property Insurance Company Limited	None
AP00AB01DMC2006B000214	Third Party Liability Insurance	Auto			Yongan Property Insurance Company Limited	None
AP00AB01DMC2006B000215	Third Party Liability Insurance	Auto			Yongan Property Insurance Company Limited	None
AP00AB010FA2006B000025	Third Party	Auto	Loss of Life or Limb	50,000	Yongan Insurance Co., Ltd.	None
			Hospitalization	8,000
			Damage of Property	2,000
			Loss of Life or Limb (No Fault)	10,000
			Hospitalization (No Fault)	1,600
			Damage of Property (No Fault)	400

AP00AB010FA2006B000026	Third Party Liability Insurance	Auto		Loss of Life or Limb Hospitalization Damage of Property Loss of Life or Limb (No Fault) Hospitalization (No Fault) Damage of Property (No Fault)	50,000 8,000 2,000 10,000 1,600 400	Yongan Insurance Co., Ltd.	None
AP00AB010FA2006B000028	Third Party Liability Insurance	Auto		Loss of Life or Limb	50,000	Yongan Insurance Co., Ltd.	None
				Hospitalization	8,000
				Damage of Property	2,000
				Loss of Life or Limb (No Fault)	10,000
				Hospitalization (No Fault)	1,600
				Damage of Property (No Fault)	400
20590221020007011086	Third Party Liability Insurance	Auto	06/21/2007 to 06/20/2008	100,000		Dubang Insurance Co., Ltd.	None
20590221020007011093	Third Party Liability Insurance	Auto				Dubang Insurance Co., Ltd.	None

Schedule 3.1(p)

Intellectual Property

Name of IP	Type of IP	ID No.	Owned by	Country of Registration
Jointing Device Producing Copper Clad Aluminum Lead	Patent (expired)	ZL96238273.6	Fushi International (Dalian) Bimetallic Cable Co., Ltd.	PRC
Aluminum Bar Brushing Machine	Patent	ZL200320105379.X	Dalian Fushi Bimetallic Manufacturing Co., Ltd.	PRC
Metallurgical Rolling and Welding Device for CCA and CCS	Patent	ZL200420031104.0	Dalian Fushi Bimetallic Manufacturing Co., Ltd.	PRC
Polyurethane(PU) Roller	Patent	ZL200320105378.5	Dalian Fushi Bimetallic Manufacturing Co., Ltd.	PRC
Press Cladding Device for CCA	Patent	ZL200320105377.0	Dalian Fushi Bimetallic Manufacturing Co., Ltd.	PRC
Jointing Device For Copper Clad Steel Bimetallic Composite Lead	Patent	ZL992234549	Fushi International (Dalian) Bimetallic Cable Co., Ltd.	PRC
Vertical Integrated Drawing Machine for CCA	Patent	ZL200320105380.2	Dalian Fushi Bimetallic Manufacturing Co., Ltd.	PRC
Facture For Producing Regular Wire of Copper Clad Aluminium	Patent	Application Pending	Dalian Fushi Bimetallic Manufacturing Co., Ltd.	PRC
Fushi	Trademark		Li Fu ;Trademark Authorization to Dalian Fushi Bimetallic Manufacturing Co., Ltd.	PRC

SCHEDULE 3.1(q)

Internal controls

The Company has completed the re-engineering of the internal control system and is currently test-running the system. The Company has not yet evaluated its internal controls over financial reporting in order to allow management to report on, and the independent auditors to attest to, its internal controls over financial reporting, as will be required by Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC. The Company plans to perform the testing of the operating effectiveness of controls before December 31, 2007 in an effort to comply with the management assessment certification requirements of Section 404, which will initially apply to us as of December 31, 2007.

SCHEDULE 3.1(r)(1)

Financial Statements

1. As disclosed in the Company’s quarterly report on Form 10-QSB for the quarter ended September 30, 2006, the Company’s consolidated statement of income and other comprehensive income for the three and nine months ending September 30, 2005 was restated due to an error with respect to the foreign exchange rate used in the calculation of foreign exchange translation gain (loss) as part of other comprehensive income (loss). The Company is also in the process of reviewing the calculation of foreign exchange translation gain (loss) for the year ended December 31, 2005. Once it has completed the review process,  it may need to restate the financial statements to the extent that it is necessary and material.

2. In the Company’s annual report on Form 10-KSB for the period ended December 12, 2005 and its Registration Statement on Form SB-2, which was declared effective August 2, 2006, it disclosed that according to its internal market surveys based on information provided by its customers and information collected from its competitors, it believed the estimated consumption of CCA in the U.S. has averaged approximately 30,000 tons per year in recent years. This and certain other market information may have been over-estimated and therefore, inaccurate.

SCHEDULE 3.1(r)(ii)

Please refer to the Company’s Form 8-K filed with the SEC on January 26, 2007.

SCHEDULE 3.1 (aa)

Related Party Transactions

John Kuhns is formerly a director of both the Company and FHI and is also a shareholder, director and chairman of Kuhns Brothers, Inc.

On December 13, 2005, the Company entered into and consummated a share exchange agreement with the 14 holders of all of the outstanding capital stock of Fushi Holdings, Inc. (“FHI”) (formerly known as Diversified Products, Inc.). The stockholders of FHI were Dalian Fushi Enterprise Group Co. Ltd., Yue Mathus Yang, Xishan Yang, Chunyan Xu, Kuhns Brothers, John Kuhns, Mary Fellows, John Starr, Jay Gutterman, Kelly Chow, Redwood Capital, Inc., Chris Bickel, Sam Shoen and Paul Kuhns.

Kuhns Brothers, Inc. received its shares of FHI common stock for services rendered in connection with the reorganization of Dalian Fushi's business.

Under the share exchange agreement, the Company issued an aggregate of 784,575.16 shares of the Company’s Series A convertible preferred stock in exchange for the 15,560 shares of common stock of FHI held by the FHI Stockholders, representing all of the outstanding capital stock of FHI. As a result of the reverse stock-split, which was effectuated on January 30, 2006, the series A convertible preferred stock converted into an aggregate of 15,475,595 shares of common stock of the Company, representing approximately 77.85% of its total outstanding common stock.

On December 28, 2005, the Company completed a private placement offering of 215,424.84 shares of its series B convertible preferred stock, together with warrants, for $12,000,000 under certain stock purchase agreements. The series B convertible preferred stock converted automatically into approximately 4,250,000 shares of the Company’s common stock upon the occurrence of the reverse stock-split on January 30, 2006. In addition to the series B convertible preferred stock, each investor received one warrant for every two shares of the Company’s common stock that it acquired upon the automatic conversion of the series B convertible preferred stock.

The Company sold the series B convertible preferred stock, together with the warrants, in a private placement through Kuhns Brothers Securities Corporation (“Kuhns Brothers Securities"), an NASD and SEC registered broker-dealer. Kuhns Brothers Securities is a subsidiary of Kuhns Brothers, Inc.

In connection with the placement of the Company’s series B convertible preferred stock and warrants, Kuhns Brothers Securities, as placement agent, received the following compensation: (i) $200,000 cash as signing fee, documentation fee and purchase fee, (ii) 10% of the total cash paid for the series B convertible preferred stock and warrants, (iii) 38,321.15 shares of series A convertible preferred stock, which converted automatically into approximately 756,017 shares of the Company’s common stock on January 30, 2006, and (iv) a warrant to purchase 424,929 shares of common stock at the exercise price of $3.1064 per share, exercisable within 5 years of the date of issue. In addition, Kuhns Brothers Securities is to receive 10% of the proceeds from the exercise of the warrants issued to the investors.

SCHEDULE 3.1(mm)

Prefer refer to Schedule 3.1(h).